                                                                   EXHIBIT 10.30

IBM Credit Corporation

                            COLLATERALIZED GUARANTY

            In consideration of credit and financing  accommodations  granted or to be granted by IBM Credit Corporation with an office located at 1500 RiverEdge
Parkway,   Atlanta,  GA  30328,  ("IBM  Credit") to  Datatec  Industries,   Inc.
("Customer"),   which  is  in  the  best  interest  of  Datatec  Systems,   Inc.
("Guarantor"), and for other good and valuable consideration received, Guarantor jointly and severally  guaranties to IBM Credit,  from property held separately, jointly or in community, the prompt and unconditional performance and payment by
Customer of any and all obligations,  liabilities,  contracts, mortgages, notes,
trust  receipts,   secured   transactions,   inventory  financing  and  security
agreements,  and commercial paper on which Customer is in any manner  obligated, heretofore,  now,  or  hereafter  owned,  contracted  or  acquired by IBM Credit
("Liabilities"),   whether  the  liabilities  are  individual,  joint,  several, primary,  secondary,  direct, contingent or otherwise.  Guarantor also agrees to indemnify  IBM  Credit and hold IBM Credit  harmless  against  any losses it may sustain and expenses it may incur,  suffer or be liable for as a result of or in any way arising out of, following,  or consequential to any transactions with or for the benefit of Customer.

If Customer fails to pay or perform any  Liabilities to IBM Credit when due, all
Liabilities  to IBM Credit shall then be deemed to have become  immediately  due and  payable,  and  Guarantor  shall then pay upon demand the full amount of all sums owed to IBM  Credit by  Customer,  together  with all  expenses,  including reasonable attorney's fees.

The liability of Guarantor is direct and unconditional and shall not be affected by any  extension,  renewal  or other  change  in the  terms of  payment  of any security  agreement or any other agreement  between IBM Credit and Customer,  or any change in the manner,  place or terms of payment or performance  thereof, or the  release,  settlement  or  compromise  of or with any party  liable  for the payment or performance  thereof,  the release or  non-perfection of any security thereunder, any change in Customer's financial condition, or the interruption of business  relations between IBM Credit and Customer.  This Guaranty is and shall be deemed to be a continuing  guaranty and shall remain in full force and effect until the indefeasible  payment in full of the Liabilities and any other amounts payable under this Guaranty and the cessation of all  obligations  of IBM Credit to extend  credit  to  Customer.  Guarantor  acknowledges  that its  obligations hereunder are in addition to and  independent  of any  agreement or  transaction between IBM Credit and  Customer or any other person  creating or reserving  any lien,  encumbrance or security interest in any property of Customer or any other person as security for any  obligation of Customer.  IBM Credit need not exhaust its rights or recourse  against Customer or any other person or any security IBM
Credit may have at any time before being entitled to payment from Guarantor.

To secure payment of all of Guarantor's current and future debts and obligations to IBM Credit,  whether under this Guaranty or any other  agreement  between IBM
Credit and  Guarantor,  whether  direct or  contingent,  Guarantor  does assign, pledge  and  give  to IBM  Credit  a  security  interest  in all of  Guarantor's inventory, raw materials, goods in process, finished goods, machines, machinery, furniture, furnishings, fixtures, vehicles, equipment, accounts receivable, book debts, notes, chattel paper, acceptances,  rebates,  incentive payments, drafts, contracts,  contract rights, choses in action, and general intangibles,  whether now owned or hereafter acquired,  and all attachments,  accessions and additions thereto, substitutions,  replacements,  accessories, and equipment therefor, and all  proceeds  therefrom  (all  of the  above  property  is  referred  to as the
"Collateral").  This  security  interest is also  granted to secure  Guarantor's debts to all of IBM Credit's affiliates.

IBM Credit shall have the right,  but not the obligation,  from time to time, as
IBM Credit in its sole  discretion  may  determine,  and all without any advance notice to  Guarantor,  to:  (a)  examine  the  Collateral;  (b)  appraise  it as security;  (c) verify its condition and nonuse;  (d) verify that all  Collateral has been  properly  accounted  for and this  Agreement  complied  with,  and (e)
assess,  examine,  check and make  copies of any and all of  Guarantor's  books, records and files.

If  Guarantor  does not  comply  with any of the  terms  of this  Agreement,  or
Guarantor  fails to fulfill any  obligation to IBM Credit or any of IBM Credit's affiliates under any other agreement between IBM Credit and Guarantor or between
Guarantor and any of IBM Credit's affiliates,  or Guarantor becomes insolvent or ceases  to  do  business  as  a  going  concern,  or  a  bankruptcy,  insolvency proceeding,  arrangement or reorganization is filed by or against Guarantor,  or any of  Guarantor's  property is attached or seized,  or a receiver is appointed for Guarantor,  or Guarantor  commits any act which impairs the prospect of full performance  or  satisfaction  of  Guarantor's  obligations  to IBM  Credit,  or
Guarantor shall lose any franchise,  permission, license or right to conduct its business,  or Guarantor  misrepresents its financial condition or organizational structure, or whenever IBM Credit deems the debt or Collateral to be insecure:

            a) IBM Credit may call all or any part of the  amount  Guarantor  or
            Customer owes IBM Credit or IBM Credit's  affiliates due and payable immediately,  if permitted by  applicable  law,  together with court costs and all costs and  expenses of IBM Credit's  repossession  and collection  activity,  including,  but  not  limited  to  reasonable attorney's fees.

            b) Guarantor  will hold and keep the  Collateral  in trust,  in good order and repair,  for IBM Credit's benefit and shall not exhibit or sell it.

            c) Upon IBM Credit's demand,  Guarantor will immediately deliver the
            Collateral  to IBM  Credit,  in good  order and  repair,  at a place reasonably  convenient  to IBM  Credit,  together  with all  related documents;  or IBM Credit may, in IBM Credit's sole  discretion  and
            without  demand,  take  immediate   possession  of  the  Collateral,
            together with all related documents.

            d) Guarantor waives and releases:  (i) any and all claims and causes of action which Guarantor may now or ever have against IBM Credit as a result of any possession, repossession,  collection or sale by IBM
            Credit of any of the Collateral,  notwithstanding the effect of such
            possession,  repossession,   collection  or  sale  upon  Guarantor's
            business;  (ii) all rights of  redemption  from any such  sale;  and
            (iii) the benefit of all valuation, appraisal and exemption laws. If
            IBM Credit  seeks to take  possession  of any of the  Collateral  by replevin or other court process,  Guarantor  irrevocably  waives any notice,  bonds, surety and security relating thereto required by any statute,  court rule or otherwise as an incident to such  possession and  any  demand  for  possession  of the  Collateral  prior  to the commencement of any suit or action to recover possession thereof.

            e)  Guarantor  appoints  IBM  Credit or any  person  IBM  Credit may delegate as its duly authorized  Attorney-in-Fact (without notifying
            Guarantor)  to  do,  in IBM  Credit's  sole  discretion,  any of the following: (i) sell, assign,  transfer,  negotiate or pledge any and all  accounts, chattel  paper,  or  contract  rights;  (ii)  endorse
            Guarantor's  name on any and all  notes,  checks,  drafts,  or other forms of exchange received as payment on any accounts, chattel paper and  contract  rights,  for deposit in IBM Credit's  account;  (iii)
            grant any  extension,  rebate or  renewal  on any and all  accounts, chattel  paper or  contract  rights,  or enter  into any  settlement thereof; (iv) demand, collect and receive any and all amounts due on accounts,  chattel paper and contract  rights;  and (v) exercise any and all rights Guarantor has in the Collateral.

            f) In the event  Guarantor  brings any  action or asserts  any claim against IBM Credit  which  arises out of this  Agreement,  any other agreement or any of Guarantor's and IBM Credit's  business  dealings, in which  Guarantor  does not prevail,  Guarantor  agrees to pay IBM
            Credit all court costs and all costs and  expenses  of IBM  Credit's defense  of such  action of claim  including,  but not  limited  to, reasonable attorney's fees.

IBM Credit may also declare a default under this  Agreement and exercise any and all rights and remedies  available herein,  if, in IBM Credit's sole discretion,
IBM Credit  determines that the Collateral has decreased in value, and Guarantor has been unable to either: (a) provide IBM Credit with additional  Collateral in a form and  substance  satisfactory  to IBM  Credit;  or (b)  reduce  the  total indebtedness of Customer by an amount sufficient to IBM Credit.

IBM Credit has and will always  possess all the rights and  remedies of a secured party under law,  and IBM  Credit's  rights and  remedies are and will always be cumulative. Guarantor acknowledges and agrees that the Collateral is the subject of widely  distributed  standard price  quotations and is customarily  sold in a recognized market.  Guarantor agrees that a private sale by IBM Credit of any of the  Collateral  to a dealer  in those  types of  Collateral  is a  commercially reasonable sale. Further,  Guarantor agrees that IBM Credit's delivery of any of the  Collateral  to a  distributor  or  manufacturer,  with a  request  that  it repurchase Collateral,  as provided in any repurchase agreement with IBM Credit, is a commercially reasonable disposition or sale.

Guarantor  promises  that (a) the  Collateral  is and shall remain free from all claims and liens except IBM Credit's;  (b) Guarantor shall defend the Collateral against all other claims and demands;  and (c) Guarantor  will notify IBM Credit before it signs, or authorizes the signing of any financing statement  regardless of its  coverage.  Where  permitted  by law, IBM Credit may perfect IBM Credit's security interest in the Collateral by filing a financing  statement signed only by IBM  Credit.  Guarantor  will  execute any and all  documents  IBM Credit may request to confirm or perfect IBM  Credit's  title or  security  interest in the
Collateral.

Guarantor  represents  that it is duly organized  under the laws of the State of
______________  and  that  its  principal  place  of  business  is  located  at:
_____________________________________________________________________________.
(Number and Street)                              (City, County, State, Zip Code)

Guarantor   represents   that  its  business  is  conducted  as  a   ___________
CORPORATION,   ________  SOLE  PROPRIETORSHIP,   ___________  LIMITED  LIABILITY
COMPANY,  ___________  PARTNERSHIP,  _________  JOINT VENTURE (check  applicable term).  Guarantor  agrees to notify IBM Credit  immediately of any change in its state of organization,  identity, name, form of ownership or management,  and of
any  change  in  its   principal   place  of  business,   or  any  additions  or
discontinuances of other business locations.

The Collateral  shall be kept at Guarantor's  principal place of business and at the following addresses:
________________________________________________________________________________

________________________________________________________________________________

until all sums owed IBM  Credit  are paid in full.  Guarantor  will  immediately notify  IBM  Credit  if the  Collateral  is kept  at any  other  address.  This paragraph is for IBM Credit's informational purposes only; and is not in any way or manner intended to limit the extent of IBM Credit's  security interest in the
Collateral. Guarantor and its predecessors  have done and do business only under the following names:

________________________________________________________________________________

Guarantor  will pay all taxes,  license  fees,  assessments  and  charges on the
Collateral  when due.  Guarantor will be responsible  for any loss of Collateral for any reason  whatsoever.  Guarantor will keep the Collateral  insured for its full  insurable  value  against  loss or  damage  by fire,  wind,  theft and for combined additional  coverage,  including vandalism and malicious mischief,  and for other risks as IBM Credit may require. Guarantor will obtain insurance under such  terms and in amounts as IBM  Credit  may  specify,  from time to time,  in companies  acceptable  to IBM Credit,  with a  loss-payee  or  mortgagee  clause payable to IBM Credit to the extent of any loss to the Collateral and containing a waiver of all defenses  against  Guarantor  that is  acceptable  to IBM Credit.
Guarantor  further  agrees to provide  IBM Credit with  written  evidence of the required  insurance  coverage  and  loss-payee  or mortgagee  clause.  Guarantor assigns to IBM Credit all sums not in excess of the unpaid debt owed IBM Credit, and directs any insurance  company to make payment  directly to IBM Credit to be applied to the unpaid debt owed IBM Credit. Guarantor  further grants IBM Credit an  irrevocable  power of attorney to endorse any draft and sign and file all of the  necessary  papers,  forms and  documents to initiate and settle any and all claims with  respect to the  Collateral.  If  Guarantor  fails to pay any of the above-referenced  costs,  charges or any insurance  premiums,  or if it fails to insure the Collateral,  IBM Credit may pay such costs,  charges or any insurance premiums,  and the amounts paid shall be considered  an additional  debt owed by
Guarantor to IBM Credit.  Guarantor will promptly notify IBM Credit of any loss, theft or destruction of or damage to any of the Collateral.

Guarantor will not rent, lease,  lend,  demonstrate,  pledge,  create a security interest in,  transfer or secrete any of the  Collateral,  or use the Collateral for any purpose  other than  exhibition,  without  IBM  Credit's  prior  written consent.

This Guaranty is assignable, shall be construed liberally in IBM Credit's favor, and  shall  inure  to the  benefit  of and  bind IBM  Credit's  and  Guarantor's respective  successors,  personal  representatives and assigns, and also benefit any of IBM  Credit's  existing or future  affiliates  that may extend  credit to
Customer.

If Customer hereafter is incorporated,  acquired by a corporation, dissolved, or otherwise  undergoes  any  change in its  management,  ownership,  identity,  or organizational  structure,  this  Guaranty  shall  continue  to  extend  to  any
Liabilities   of  the  Customer  or  such   resulting   corporation,   dissolved
corporation, or new or changed legal entity, or identity to IBM Credit.

Guarantor waives: notice of the acceptance of this Guaranty, and of presentment, demand  and  protest;  notices  of  nonpayment,  nonperformance,  any  right  of
contribution  from  other   guarantors,  and  dishonor;  notices  of  amount  of
indebtedness  of  Customer  outstanding  at any time;  notices of the number and amount of advances made by IBM Credit to Customer in reliance on this  Guaranty;
notices of any legal proceedings against Customer;  notice and hearing as to any prejudgment  remedies;  and any  other  demands  and  notices  required  by law.
Guarantor further waives all rights of setoff and all counterclaims  against IBM
Credit or Customer.  Guarantor  also waives any and all rights in and notices or demands  relating  to  any  Collateral  now  or  hereafter  securing  any of the
Liabilities,  including,  but not  limited  to, all  rights,  notices or demands relating,  whether directly or indirectly,  to the sale or other  disposition of any or all of such  Collateral or the manner of such sale or other  disposition.
All waivers by Guarantor  herein shall survive any  termination or revocation of this Guaranty.

Guarantor  authorizes  IBM Credit to sell at public or private sale or otherwise realize upon the Collateral now or hereafter securing any of the Liabilities, in such manner and upon such terms and  conditions  as IBM Credit  deems best,  all without  advertisement or notice to Customer,  Guarantor,  or any third parties.
Guarantor  further  authorizes  IBM  Credit  to deal with the  proceeds  of such
Collateral  as  provided  in  IBM  Credit's  agreement  with  Customer,  without prejudice to IBM Credit's  claim for any  deficiency  and free from any right or redemption on the part of Customer,  Guarantor or any third parties, which right or  redemption  is hereby waived  together  with every  formality  prescribed by custom or by law in  relation to any such sale or other  realization.

Guarantor  further  agrees that all of its right,  title and interest in, to and under  any  loans,  notes,  debts  and all  other  liabilities  and  obligations whatsoever  owed by Customer  to  Guarantor,  whether  heretofore  or  hereafter created or incurred and for whatever amount, and all security therefor, shall be now and hereafter at all times fully subordinated to all Liabilities.  Guarantor will not ask,  demand or sue for, or take or receive payment of, all or any part of such loans,  notes, debts or any other liabilities or obligations  whatsoever or any  security  therefor,  until and unless all of the  Liabilities  are paid, performed and fully satisfied.

Guarantor has made an independent  investigation  of the financial  condition of
Customer and gives this Guaranty  based on that  investigation  and not upon any representations made by IBM Credit. Guarantor acknowledges that it has access to current and future Customer financial information which will enable Guarantor to continuously remain informed of Customer's financial  condition.  Guarantor also consents to and agrees that the  obligations  under this  Guaranty  shall not be affected by IBM  Credit's  subsequent  increases or decreases in the credit line that IBM Credit may grant to Customer;  substitutions,  exchanges or releases of all  or any  part  of  the  Collateral  now  or  hereafter  securing  any of the
Liabilities;  sales or other dispositions of any or all of the Collateral now or hereafter  securing any of the Liabilities  without  demands,  advertisement  or notice of the time or place of the sales or other dispositions; realizing on the
Collateral  to the extent IBM Credit,  in IBM Credit's  sole  discretion,  deems proper;  or purchases of all or any part of the  Collateral for IBM Credit's own account.

This Guaranty and any and all  obligations,  liabilities,  terms and  provisions herein shall survive any and all bankruptcy or insolvency  proceedings,  actions and/or claims brought by or against Customer, whether such proceedings,  actions and/or claims are federal and/or state.

This  Guaranty  is  submitted  by  Guarantor  to IBM  Credit  (for IBM  Credit's acceptance or rejection  thereof) at IBM Credit's above specified  office; as an offer by Guarantor to guaranty the credit and financial  accommodations provided by IBM Credit to Customer.  If accepted,  this Guaranty  shall be deemed to have been  made  at IBM  Credit's  above  specified  office.  This  Guaranty  and all
obligations   pursuant   thereto,   shall  be  governed  and  controlled  as  to
interpretation,  enforcement,  validity, construction,  effect and, in all other respects  by the laws of the  State of New York  without  giving  effect  to the principles of conflicts of laws. Guarantor,  to induce IBM Credit to accept this
Guaranty,  agrees that all actions or proceedings arising directly or indirectly in connection  with,  out of, related to or from this Guaranty may be litigated, at IBM Credit's sole discretion and election,  in courts within the State of New
York.  Guarantor consents and submits to the jurisdiction of any local, state or federal court located within that state.  Guarantor waives any right to transfer or change the venue of any litigation brought against Guarantor by IBM Credit in accordance with this paragraph.

Any delay by IBM Credit,  or IBM Credit's  successors,  affiliates or assigns in exercising  any or all rights  granted IBM Credit under this Guaranty  shall not operate as a waiver of those rights. Furthermore, any failure by IBM Credit, IBM
Credit's  successors,  affiliates  or  assigns,  to  exercise  any or all rights granted  IBM Credit  under this  Guaranty  shall not  operate as a waiver of IBM
Credit's right to exercise any or all of them later.

This document contains the full agreement of the parties concerning the guaranty of Customer's  Liabilities and can be varied only by a document signed by all of the parties hereto.

THE PARTIES  AGREE THAT ANY ACTION,  SUIT OR  PROCEEDING,  RELATING  DIRECTLY OR
INDIRECTLY  TO  THIS  GUARANTY,  OR THE  RELATIONSHIP  BETWEEN  IBM  CREDIT  AND
GUARANTOR, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT
A JURY.  THUS,  THE PARTIES  HEREBY  WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH
ACTION, SUIT OR PROCEEDING.

WITNESS                                      DATATEC SYSTEMS, INC.
                                            Name of Corporate Guarantor

  /s/ William Aloia                         By: /s/ Ron A. Marino
-----------------------------------            --------------------------------

Print Name:  William Aloia                  Print Name: Ron A. Marino
           ------------------------                    ------------------------
                                            Title:  CFO
                                                  -----------------------------

              William Aloia                 Date: 5/2/01
  NOTARY PUBLIC, STATE OF NEW JERSEY              -------------------------

            NO 2162129                      Guarantor's Address:
       QUALIFIED BERGEN COUNTY                                  ---------------
COMMISSION EXPIRES FEBRUARY 3, 2004          23 Madison Rd.
                                            -----------------------------------
ATTEST:                                      Fairfield, NJ 07004
    /s/ Ron A. Marino                       -----------------------------------
------------------------------------
        Secretary

Print Name:      Ron A. Marino
------------------------------------

                                            IBM Credit Corporation

                                            By:
                                               ----------------------------

                                            Print Name:
                                                       --------------------
                                            Title:
                                                  -------------------------

                             SECRETARY'S CERTIFICATE

     I hereby certify that I am the Secretary of the following named corporation and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the
Board of  Directors  of the  corporation  at a meeting of the Board of Directors duly  called,  and which is  currently  in  effect,  which  resolution  was duly presented, seconded and adopted and reads as follows:

     "BE IT RESOLVED that any officer of this  corporation is hereby  authorized to execute a guaranty of the obligations of Datatec Industries, Inc. ("Customer")
to IBM Credit  Corporation on behalf of the  corporation,  which  instrument may contain  such terms as any officer may see fit  including,  but not limited to a grant of a security  interest in all assets of this  corporation  to secure this corporation's liabilities and obligations to IBM Credit Corporation; a waiver of notice of the acceptance of this guaranty; presentment; demand; protest; notices of nonpayment, nonperformance,  dishonor, the amount of indebtedness of Customer outstanding at any time, any legal proceedings  against Customer,  and any other demands  and  notices  required  by law;  any right of  contribution  from other guarantors; and all setoffs and counterclaims."

     IN WITNESS  WHEREOF and as Secretary of the named corporation I have hereunto set my hand and  affixed  the  corporate  seal on this 2nd day of May,  2001.

                                             /s/ Ron A. Marino
                                        -------------------------------------
                                                (Corporate Guarantor)

CORPORATE SEAL